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                                                             EXHBIIT 1.A.(10)(c)

                     MERRILL LYNCH LIFE INSURANCE COMPANY
                                                           Little Rock, Arkansas
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
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                                                                                                                       Policy Number
Account Number                                       Variable Life Insurance
               -------------                       Supplemental Application 1
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 A.  PROPOSED INSURED(S)
                                                                                 SOC. SEC.
 PROPOSED INSURED NO. 1 - FIRST NAME               MI          LAST              NUMBER
                                     -------------    --------      ------------       -----------

                                                                                 SOC. SEC.
 PROPOSED INSURED NO. 1 - FIRST NAME               MI          LAST              NUMBER
                                     -------------    --------      ------------       -----------
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 B.  INFORMATION ABOUT THE PROPOSED INSURED(S)                                           Proposed Insured     Proposed Insured
                                                                                              No. 1                 No. 2
 1.   Has the proposed insured engaged in hand gliding, sky diving or motor vehicle
      racing in the last year, or plan to engage in any of these activities within       [ ] YES  [ ] NO       [ ] YES  [ ] NO
      the next two years?

 2.   Does the proposed insured have any applications pending or any life insurance
      in force?  (If yes, list companies and amounts in Remarks.)                        [ ] YES  [ ] NO       [ ] YES  [ ] NO

 3.   Has the proposed insured flown other than as a passenger in the last two
      years?                                                                             [ ] YES  [ ] NO       [ ] YES  [ ] NO
      Hours last year:___ Hours 2 years ago:____ Type of License:_________

 4.   During the last five years, has the proposed insured consulted a physician or been examined or treated at a hospital or other medical facility for other
      than normal pregnancies? (If yes, please list each occurrence below.  Attach       [ ] YES  [ ] NO       [ ] YES  [ ] NO
      additional page if necessary.)

 Insured No.         Facility/Doctor          City, State                       Reason/Diagnosis     Month/Year

 ----------       ---------------------     -----------------               -----------------------  ----------

 ----------       ---------------------     -----------------               -----------------------  ----------

 ----------       ---------------------     -----------------               -----------------------  ----------

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 C.  REMARKS (attach additional page if necessary)

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 D.  AGREEMENT AND SIGNATURES
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By signing below, you agree that to the best of your knowledge and belief, all statements and answers in this application are complete and true and may be relied upon in determining whether to issue the policy. Your answers together with your Application for Variable Life Insurance will form a part of any policy to be issued and no medical examiner or registered representative has authority to modify this agreement or waive any of Merrill Lynch's rights or requirements.

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

 SIGNED AT                                                         ON
           ----------------------------------------                  ---------------------------------------------
                  CITY             STATE                                           DATE
 X                                                                 X
  ------------------------------------------------                  ----------------------------------------------
      PROPOSED INSURED NO. 1 (PARENT/GUARDIAN                   PROPOSED INSURED NO. 2 (PARENT/GUARDIAN
      IF PROPOSED INSURED IS UNDER AGE 15)                      IF PROPOSED INSURED IS UNDER AGE 15)

 X                                                                 X
  ------------------------------------------------                  ----------------------------------------------
   APPLICANT/OWNER (IF OTHER THAN EITHER PROPOSED INSURED)                     AGENT WITNESS

 NAME OF FINANCIAL                                                 SOC. SEC. NO.
 CONSULTANT                                                        OF FINANCIAL CONSULTANT
            --------------------------------------                                        ------------------------

 BROKER-DEALER                                                     BRANCH OFFICE/NUMBER
               -----------------------------------                                     ---------------------------


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 ADDITIONAL INFORMATION

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